SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                              CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934



             Date of Report (Date of earliest event reported):

                               July 20, 1998


                             TECO ENERGY, INC.
           (Exact name of registrant as specified in its charter)




          FLORIDA                       1-8180              59-2052286
(State or other jurisdiction       (Commission file       (IRS Employer
     of incorporation)                 Number)          Identification No.)


     702 North Franklin Street, Tampa Florida                 33602
     (Address of principal executive offices)               (Zip code)

Registrant's telephone number, including area code: (813) 228-4111




















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Item 5.   Other Events

     See  the Press Release dated July 20, 1998, filed as Exhibit
99.1  and  incorporated  herein  by  reference,  announcing Tampa
Electric Company's plan to comply with Phase II sulfur dioxide emission standards under the Clean Air Act Amendments.















































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                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:    July 21, 1998            TECO Energy, Inc.



                                   By:/s/ G. L. Gillette
                                          G. L. Gillette
                                     Vice President-Finance,
                                   and Chief Financial Officer
                                  (Principal Financial Officer)

































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                        INDEX TO EXHIBITS

Exhibit No.    Description of Exhibits                 Page No.


     99.1      Press Release dated July 20, 1998            5















































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